Exhibit 99.1

Approved November 8, 2005

BANKUNITED FINANCIAL CORPORATION

AUDIT COMMITTEE CHARTER

The Board of Directors (the “Board”) of BankUnited Financial Corporation (the “Corporation”) has determined that the Audit Committee of the Board shall assist the Board in fulfilling certain of the Board’s oversight responsibilities. The Board hereby adopts this charter to establish the governing principles of the Audit Committee.

I. Purpose of the Audit Committee

The purpose of the Audit Committee is to:

A. Assist the Board in its oversight of: (i) the integrity of the Corporation’s financial statements, (ii) the Corporation’s compliance with legal and regulatory requirements, (iii) the performance of the Corporation’s internal audit function and independent auditors, and (iv) the independent auditor’s qualifications and independence; and

B. Prepare the report required to be prepared by the Audit Committee pursuant to the rules of the Securities and Exchange Commission (“SEC”) for inclusion in the Corporation’s annual proxy statement.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Corporation’s financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The responsibility to plan and conduct external audits is that of the Corporation’s independent auditors. The Corporation’s management has the responsibility to determine that the Corporation’s financial statements are complete and accurate and in accordance with generally accepted accounting principles. Nor is it the duty of the Audit Committee to assure the Corporation’s compliance with laws and regulations or compliance with the Corporation’s code of ethical conduct. The primary responsibility for these matters also rests with the Corporation’s management.

II. Composition of the Audit Committee

A. The independent directors of the Board, or a committee of the Board comprised solely of independent directors shall designate the members of the Audit Committee at the Board’s annual organizational meeting or thereafter and the members shall serve until the next such organizational meeting or until their successors are designated by the Board.

B. The Audit Committee shall consist of at least three members who are free of any relationship that, in the opinion of the Board, would interfere with their exercise of independent judgment as committee members. The members of the Audit Committee shall meet the requirements of the applicable rules of the principal market or transaction reporting system on which the Corporation’s securities are traded or quoted (i.e., The Nasdaq Stock Market, New York Stock Exchange or American Stock Exchange) and, as applicable, under the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley”). Committee members shall be financially literate and have a basic understanding of finance and accounting and shall be able to read and understand financial statements. At least one member of the Committee shall have the requisite accounting or related financial management experience to be deemed an “audit committee financial expert” as defined by the SEC.

C. No Audit Committee member may serve on the Audit Committee if such director serves on the audit committees of more than two other public companies, unless the Board determines that such simultaneous service would not impair the ability of such director to serve the Audit Committee effectively, and discloses this determination in the Corporation’s annual proxy statement. No member of the Audit Committee may receive any compensation from the Corporation other than: (i) director’s fees, which may be received in cash, stock options or other in-kind compensation ordinarily available to directors, (ii) a pension or other deferred compensation for prior service that is not contingent on future service; and (iii) any other regular benefits that other directors receive.

D. Members shall be appointed, and may be replaced, by the independent directors of the Board or a committee of the Board comprised solely of independent members of the Board, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

III. Meetings of the Audit Committee

The Audit Committee shall meet at least four times annually, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Audit Committee or its Chair.

The Audit Committee may request any officer or employee of the Corporation or the Corporation’s outside counsel or independent auditor to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee and shall meet at least annually with the independent auditors without management present.

IV. Audit Committee Authority and Responsibility

The Audit Committee shall have the sole authority and responsibility to select, evaluate, oversee, hire, appoint and replace the independent auditors, and shall approve in advance all audit engagement fees and terms and all non-audit engagements with the independent auditors to the effect that, by such procedures as the Committee deems reasonable and appropriate to effect such approvals. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre-approve any audit or non-audit services to be performed by the independent auditors, provided that such approvals are presented to the Audit Committee at its next scheduled meeting. The Audit Committee shall consult with management, but shall not delegate these responsibilities.

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain and approve the fees and other retention terms of special or independent counsel, accountants or other experts or advisors, as it deems appropriate, without seeking approval of the Board or management. The Corporation shall provide funding, as determined by the Audit Committee, for payment of fees to the independent auditors and to any counsel or other advisors employed by the Audit Committee.

The Audit Committee shall be directly responsible for auditor fees, engagement terms and oversight of the work of the independent auditor (including resolution of disagreements between management and the independent auditor regarding financial reporting) for the purpose of preparing or issuing an audit report or related work. The independent auditor shall report directly to the Audit Committee.

The Audit Committee shall also have the authority and be responsible for oversight of:

A. The Corporation’s Risks and Control Environment:

• To discuss with the Corporation’s management, independent auditors and internal audit department the integrity of the Corporation’s financial reporting processes and controls, particularly the controls in areas representing significant financial and business risks;

• To review and update periodically a code of ethical conduct and review the Corporation’s procedures to enforce compliance with the code;

• To review and approve the Corporation’s Anti-Fraud Framework; and

• To investigate any matter brought to its attention within the scope of its duties.

B. The Corporation’s Independent Auditors:

• To evaluate annually the effectiveness and objectivity of the Corporation’s independent auditors and engage or replace the independent auditors;

• To ensure that the Audit Committee receives annually from the Corporation’s independent auditors the information about all of the relationships between the independent auditors and the Corporation that the independent auditors are required to provide to the Audit Committee, to actively engage in a dialogue with the independent auditors about any relationships between the independent auditors and the Corporation or any services that the independent auditors provide or propose to provide that may impact upon the objectivity and independence of the independent auditors and to take, or recommend that the Board take, any appropriate action to oversee the independence of the independent auditors;

• To have a relationship with the independent auditors because of the ultimate responsibility of the independent auditors to the Board and the Audit Committee, as representatives of the shareholders;

• To approve the fees paid to the independent auditors;

• To review and evaluate the lead partner of the independent auditor team;

• To obtain and review an annual report from the independent auditor regarding: (a) the independent auditor’s internal quality-control procedures, (b) any material issues raised by the most recent internal quality-control review, or Public Company Accounting Oversight Board (PCAOB) Inspection of the firm, or by any inquiry or investigation by governmental or professional authorities within the preceding five (5) years respecting one or more independent audits carried out by the firm, (c) any steps taken to deal with any such issues, and (d) all relationships between the independent auditor and the Corporation;

• To ensure the rotation of the audit partners as required by law;

• To recommend to the Board policies for the Corporation’s hiring of employees or former employees of the independent auditor who participated in any capacity in the audit of the Corporation;

• To meet with the independent auditor prior to the audit to discuss the planning and staffing of the audit; and

• To review, as required by Section 404 of Sarbanes-Oxley, the independent auditor’s attestation on management’s assertions.

C. The Corporation’s Financial Reporting Process:

• To oversee the Corporation’s selection of and major changes to material accounting policies;

• To meet with the Corporation’s independent auditors and financial management both to discuss the proposed scope of the audit and to discuss the conclusions of the audit, including any items that the independent auditors are required by generally accepted auditing standards to discuss with the Audit Committee, such as, any significant changes to and quality of the Corporation’s accounting policies, the integrity of the Corporation’s financial reporting process, any major issues as to the adequacy of the Corporation’s internal controls, any special steps adopted in light of material control deficiencies and any proposed changes or improvements in financial, accounting or auditing practices;

• To review with the Corporation’s financial management and independent auditors, as appropriate, the Corporation’s audited financial statements and the Corporation’s interim financial statements, before they are made public;

• To discuss with management the Corporation’s earnings press releases, including the use of “pro-forma” or “adjusted” non-GAAP information, as well as financial information and earnings guidance provided to analysts and rating agencies. Such discussion may be done generally (consisting of discussing the types of information to be disclosed and the types of presentations to be made);

• To discuss with management and the independent auditor the effect of regulatory and accounting initiatives as well as off-balance sheet structures on the Corporation’s financial statements;

• To review disclosures made to the Audit Committee by the Corporation’s CEO and CFO during their certification process for the Form 10-K and 10-Q about any significant deficiencies in the design or operation of internal controls or material weaknesses therein and any fraud involving management or other employees who have a significant role in the Corporation’s internal controls;

• To issue for public disclosure by the Corporation the report required by the rules of the Securities and Exchange Commission; and

• Review with the Corporation’s independent public auditing firm, internal auditor and management, matters relating to Sarbanes-Oxley 404, the adequacy and effectiveness of the Corporation internal controls and disclosure controls.

D. The Corporation’s Internal Audit Process:

• To review, assess and approve the charter for the internal audit department;

• To review and approve the annual internal audit plan of, and any special projects to be undertaken by, the internal audit department;

• To discuss with the internal audit department any changes to, and the implementation of, the internal audit plan and any special projects and discuss with the internal audit department the results of the internal audits and any special products; and

• To oversee the activities, organization structure and qualifications of the internal audit department.

E. Compliance Oversight:

• To obtain from the independent auditor assurance that Section 10A(b) of the Securities Exchange Act of 1934 (relating to required responses to audit discoveries of illegal acts, required remediation and circumstances requiring notification to the Commission), has not been implicated;

• Approval of all affiliated or related party transactions entered into between the Corporation or any of its subsidiaries and any of the Corporation’s directors or executive officers by such procedures as the Audit Committee deems reasonable and appropriate for accomplishing such approvals;

• Review reports and disclosures of insider and affiliated party transactions;

• To establish procedures for the receipt, retention and treatment of complaints received by the Corporation regarding accounting, internal accounting controls or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters;

• To discuss with management and the independent auditor any correspondence with regulators or governmental agencies and any published reports which raise material issues regarding the Corporation’s financial statements or accounting policies; and

• To discuss with the Corporation’s general counsel legal matters that may have a material impact on the financial statements or the Corporation’s compliance policies.

F. Other Matters:

• To review and update, at least annually, this charter of the Audit Committee;

• The Audit Committee shall have the right to review reports and any financial information submitted by the Corporation to a government body or the public;

• To review, at least annually, a list prepared by management of amounts paid by the Corporation or any of its subsidiaries to any family member of the Corporation’s directors and executive officers, which list shall include a description of the family member’s relationship with the Corporation;

• To review with the Corporation’s legal counsel any pending lawsuits against the Corporation or any of its subsidiaries;

• To review, at least annually, the Corporation’s charitable giving and donations to political candidates or causes;

• To report to the Board the matters discussed at each meeting of the Audit Committee; and

• To keep an open line of communication with the financial and senior management, the internal audit department, the independent auditors and the Board.